[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) UTILITIES SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) UTILITIES SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,                     LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                          Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                                     WILLIAM J. POORVU (born 04/10/35) Trustee
                                                                Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                         Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                       Associates Properties, Inc. (real estate
President and Director                                          investment trust), Director; The Baupost Fund (a
                                                                mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief                 J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and                Insight Resources, Inc. (acquisition planning
Director                                                        specialists), President; Wellfleet Investments
                                                                (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee                  General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac                  Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of                   Director; Cambridge Nutraceuticals (professional
Surgery                                                         nutritional products), Chief Executive Officer
                                                                (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee
Edmund Gibbons Limited (diversified holding                     ELAINE R. SMITH (born 04/25/46) Trustee
company), Chief Executive Officer; Colonial                     Independent health care industry consultant
Insurance Company Ltd., Director and Chairman;
Bank of Butterfield, Chairman (until 1997)                      WARD SMITH (born 09/13/30) Trustee
                                                                Private investor; Sundstrand Corporation
WILLIAM R. GUTOW (born 09/27/41) Trustee                        (manufacturer of highly engineered products for
Private investor and real estate consultant;                    industrial and aerospace applications), Director
Capitol Entertainment Management Company (video                 (until June 1999)
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                      STEPHEN E. CAVAN (born 11/06/53)
Chairman and President                                          Secretary and Clerk
Massachusetts Financial Services Company, Chairman              Massachusetts Financial Services Company, Senior
and Chief Executive Officer                                     Vice President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant               ROBERT R. FLAHERTY (born 09/18/63)
Secretary and Assistant Clerk                                   Assistant Treasurer
Massachusetts Financial services Company, Senior                Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel                    President (since August 2000); UAM Fund Services,
                                                                Senior Vice President (prior to August 2000)
MARK E. BRADLEY (born 11/23/59) Assistant Treasurer
Massachusetts Financial Services Company, Vice                  ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
President (since March 1997)                                    Massachusetts Financial Services Company, Vice
                                                                President (since September 1996)

                                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                                Massachusetts Financial Services Company, Senior
                                                                Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill
and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of
MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                              INVESTOR SERVICE
Massachusetts Financial Services Company                        MFS Service Center, Inc.
500 Boylston Street                                             P.O. Box 2281
Boston, MA 02116-3741                                           Boston, MA 02107-9906

DISTRIBUTOR                                                     For general information, call toll free:
MFS Fund Distributors, Inc.                                     1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                             8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                               individuals, call toll free: 1-800-637-6576 any
Maura A. Shaughnessy*                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                                (To use this service, your phone must be equipped
CUSTODIAN                                                       with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                                For share prices, account balances, exchanges or
AUDITORS                                                        stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                           1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                                touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your                  WORLD WIDE WEB
investment professional or, for an information                  www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, the series' Initial Class shares provided a total return of -24.20%, and Service Class shares provided a total return of -24.44%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a -30.43% return over the same period for the series' benchmark, the Standard & Poor's Utility Index (the Utility Index). The Utility Index is a capitalization-weighted index of all stocks designed to measure the performance of the utilities sector of the Standard & Poor's 500 Stock Index.

Early in the year, the environment for utility stocks quickly turned negative as the economy began to falter, and industrial America began cutting back on production. Demand for power weakened, hurting both commodity and stock prices. Moderate temperatures this past summer, fall, and so far this winter further reduced demand, as customers had less need to crank up air conditioning and heat. Natural gas companies, which had previously enjoyed tight supply and premium pricing, found themselves with excess supply and declining prices. Finally, some company-specific problems, mostly related to mergers, hurt stock valuations. On the telecommunications services side, providers got hit hard as the weak economy slowed growth rates for both voice and data traffic. Excess capacity and increased competition put severe pressure on pricing. Plus, many of the newer entrants continued to face financing and execution problems, which tarnished the whole industry. Many telecom services stocks declined 50% or more during the past year.

In this difficult environment, the more conservative companies turned in flat or minimal declines at a time when many utilities stocks declined substantially. Within the telecom group, established providers such as Verizon Communications and BellSouth benefited from fairly predictable earnings in a time of economic uncertainty. Among the gas and electric utilities, investors favored slower-growth companies with fully integrated operations that paid investors a generous dividend. These are suppliers with regulated businesses, as well as nonregulated ones, which allows them to sell excess power at higher margins to companies with shortages. They also have trading capabilities to hedge their costs and lock in gains.

On the other hand, the series' performance was hurt by telecom stocks, where even companies with strong execution and solid long-term prospects saw share prices plummet as the economy headed toward recession. Qwest Communications International, which has both an established telecom services business as well as a growing data communications business, tumbled as management reduced earnings and slashed prices. Global Crossing, which operates high-speed communications networks worldwide, also was forced to cut earnings and prices. In addition, competitive local exchange carriers such as XO Communications were severely punished by investors, mainly because of financing concerns. At the end of the period, both Global Crossing and XO Communications had been sold out of the portfolio. Among gas and electric utilities, AES, a large, global, independent power producer, saw its stock price nosedive amid currency concerns in South America and the global recession. While we eliminated our position in Enron during the period, it was another major disappointment. Its stock price slid precipitously as the company's related partnerships and accounting practices came under investigation.

At the end of the period, some of our largest investments were in energy companies, such as El Paso Energy, Williams Companies, Dynegy, and FirstEnergy. We think gas stocks will benefit from improved pricing as the weather gets colder, the economy strengthens, and demand picks up. El Paso Energy and Williams Companies have -- in our view -- some of the best natural gas assets in the industry. We believe Dynegy, whose stock price suffered in sympathy with Enron's, is a well-managed energy company with excellent trading capabilities. And we think FirstEnergy, an Ohio energy company, has attractive growth prospects, enhanced by its recent merger with Pennsylvania-based GPU. We also rebuilt our stake in Calpine, an independent power producer that we believe has been unfairly penalized by investors amid concerns about the company's ability to collect money owed to it from the state of California. In the telecom area, one of our largest investments was Vodafone, the dominant European wireless provider, whose share price benefited at the end of the period as the company reported healthy growth in its subscriber base and stabilization in revenues per user.

How utilities stocks do in the year ahead depends both on prices for gas and electricity as well as on the economy. We expect a recovery sometime toward the second half of 2002 and believe that prices for natural gas should improve over the next few months, as gas supplies remain tight and demand increases with the colder weather. As the economy improves, we expect demand to strengthen further and boost pricing. We also think utilities companies should benefit from higher prices for gas and electricity, and telecom service providers should profit from increased voice and data traffic. We believe broadcast and cable companies, which account for almost one-third of the series' telecom service investments, should continue to benefit from stable and predictable cash flow streams.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds the Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class   January 3, 1995
                 Service Class   May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $293.0 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2001. Index information is from January 1, 1995.)

                     MFS Utilities Series -    Standard & Poor's
                          Initial Class        Utility Index
            "1/95"          $10,000              $10,000
            "12/95"          13,394               14,201
            "12/97"          20,905               18,258
            "12/99"          32,285               19,043
            "12/01"          26,200               30,410

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                        1 Year           3 Years           5 Years             Life*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                -24.20%            +6.15%           +65.05%          +162.00%
----------------------------------------------------------------------------------------------------
Average Annual Total Return            -24.20%            +2.01%           +10.54%          + 14.77%
----------------------------------------------------------------------------------------------------

SERVICE CLASS
                                        1 Year           3 Years           5 Years             Life*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                -24.44%            +5.82%           +64.53%          +161.17%
----------------------------------------------------------------------------------------------------
Average Annual Total Return            -24.44%            +1.90%           +10.47%          + 14.72%
----------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                        1 Year           3 Years           5 Years             Life*
----------------------------------------------------------------------------------------------------
Standard & Poor's Utility Index#       -30.43%            +0.32%           + 7.63%          + 11.30%
----------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through
    December 31, 2001. Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard and Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURN MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of VIT Utilities Series, which was held on November 1, 2001, all items were passed. The final results are as follows:

ITEM 1. Trustees of the Trust were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                16,506,202.255    459,454.254
John W. Ballen                                   16,504,284.809    461,371.700
Lawrence H. Cohn                                 16,503,478.058    462,178.451
J. David Gibbons                                 16,474,422.050    491,234.464
William R. Gutow                                 16,503,198.822    462,457.687
J. Atwood Ives                                   16,502,918.432    462,738.077
Abby M. O'Neill                                  16,482,366.390    483,290.119
Lawrence T. Perera                               16,504,414.200    461,242.309
William J. Poorvu                                16,497,454.393    468,202.116
Arnold D. Scott                                  16,508,394.988    457,261.521
J. Dale Sherratt                                 16,518,226.421    447,430.088
Elaine R. Smith                                  16,516,317.800    449,338.709
Ward Smith                                       16,492,010.361    473,646.148

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              16,083,480.116
Against                                             224,329.050
Abstain                                             657,847.343

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              15,984,430.840
Against                                             264,238.660
Abstain                                             716,987.009

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              16,056,417.131
Against                                             227,981.087
Abstain                                             681,258.291

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              16,303,056.168
Against                                             102,492.325
Abstain                                             560,108.016

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 72.6%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 56.3%
  Business Services - 0.7%
    Nextel Partners, Inc.*                                             160,500             $  1,926,000
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.1%
    Sprint Corp. (PCS Group)*                                           52,100             $  1,271,761
    Western Wireless Corp.*                                             65,400                1,847,550
                                                                                           ------------
                                                                                           $  3,119,311
-------------------------------------------------------------------------------------------------------
  Electronics - 0.3%
    General Motors Corp., "H"                                           48,600             $    750,870
-------------------------------------------------------------------------------------------------------
  Energy - 4.6%
    Energy East Corp.                                                  196,700             $  3,735,333
    Equitable Resources, Inc.                                          170,700                5,815,749
    NRG Energy Inc.*                                                   261,700                4,056,350
                                                                                           ------------
                                                                                           $ 13,607,432
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.6%
    AOL Time Warner, Inc.*                                              97,000             $  3,113,700
    Cablevision Systems Corp., "A"*                                     28,900                1,371,305
    Insight Communications, Inc.*                                        5,600                  135,296
    Viacom, Inc., "B"*                                                 133,400                5,889,610
                                                                                           ------------
                                                                                           $ 10,509,911
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 2.1%
    Kinder Morgan Management LLC                                       160,571             $  6,085,641
-------------------------------------------------------------------------------------------------------
  Oils - 4.2%
    Anadarko Petroleum Corp.                                            30,600             $  1,739,610
    Apache Corp.                                                        56,040                2,795,275
    Charter Communications, Inc.*                                      421,600                6,926,888
    Devon Energy Corp.                                                  22,290                  861,509
                                                                                           ------------
                                                                                           $ 12,323,282
-------------------------------------------------------------------------------------------------------
  Telecommunications - 6.2%
    AT&T Corp.                                                          35,200             $    638,528
    BellSouth Corp.                                                     64,700                2,468,305
    Cox Communications, Inc.*                                           61,300                2,569,083
    EchoStar Communications Corp.*                                      78,100                2,145,407
    Qwest Communications International, Inc.                           274,800                3,882,924
    SBC Communications, Inc.                                            47,265                1,851,370
    Verizon Communications, Inc.                                        95,762                4,544,865
    Winstar Communications, Inc.*                                       78,550                    1,335
                                                                                           ------------
                                                                                           $ 18,101,817
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 2.4%
    AT&T Wireless Services, Inc.*                                      496,481             $  7,134,432
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.3%
    Adelphia Communications Corp., "A"*                                 32,000             $    997,760
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 21.2%
    AES Corp.*                                                         340,000             $  5,559,000
    Allegheny Energy, Inc.                                              33,100                1,198,882
    Atmos Energy Corp.                                                 156,300                3,321,375
    Calpine Corp.*                                                     258,600                4,341,894
    Duke Energy Corp.                                                   91,400                3,588,364
    Entergy Corp.                                                      165,100                6,457,061
    FirstEnergy Corp.                                                  186,300                6,516,774
    Keyspan Corp.                                                      185,000                6,410,250
    MDU Resources Group, Inc.                                          133,000                3,743,950
    Mirant Corp.*                                                      146,200                2,342,124
    Pinnacle West Capital Corp.                                        128,800                5,390,280
    PPL Corp.                                                          135,400                4,718,690
    Public Service Enterprise Group                                     94,000                3,965,860
    TXU Corp.                                                           95,600                4,507,540
                                                                                           ------------
                                                                                           $ 62,062,044
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 10.5%
    Dynegy, Inc.                                                       300,010             $  7,650,255
    El Paso Corp.                                                      204,828                9,137,377
    Energen Corp.                                                      125,100                3,083,715
    Kinder Morgan, Inc.                                                111,300                6,198,297
    Williams Cos., Inc.                                                189,300                4,830,936
                                                                                           ------------
                                                                                           $ 30,900,580
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $167,519,080
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 15.4%
  Canada - 1.2%
    BCE, Inc. (Telecommunications)                                     157,500             $  3,591,000
-------------------------------------------------------------------------------------------------------
  China - 1.3%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*                967,500             $  3,405,904
    China Mobile (Hong Kong) Ltd., ADR (Telecommunications)*            20,400                  356,592
                                                                                           ------------
                                                                                           $  3,762,496
-------------------------------------------------------------------------------------------------------
  France - 1.1%
    Vivendi Environnement (Utilities - Water)                           92,900             $  3,096,882
-------------------------------------------------------------------------------------------------------
  Israel - 1.1%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*            486,975             $  3,335,779
-------------------------------------------------------------------------------------------------------
  Italy - 0.3%
    Snam Rete Gas S.A. (Natural Gas - Pipeline)                        271,230             $    716,861
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Completel Europe N.V. (Telecommunications)##                        16,870             $     15,875
    KPN N.V. (Telecommunications)*                                     231,410                1,175,870
    Libertel N.V. (Cellular Phones)*                                   156,500                1,438,652
                                                                                           ------------
                                                                                           $  2,630,397
-------------------------------------------------------------------------------------------------------
  Portugal - 0.4%
    Portugal Telecom S.A. (Telecommunications)                         152,500             $  1,187,460
-------------------------------------------------------------------------------------------------------
  South Korea - 0.8%
    Korea Telecom Corp., ADR (Telecommunications)*                     121,050             $  2,460,946
-------------------------------------------------------------------------------------------------------
  Spain - 4.2%
    Gas Natural SDG S.A. (Gas)                                         109,200             $  1,817,211
    Iberdrola S.A. (Utilities - Electric)                              241,500                3,141,996
    Telefonica de Espana S.A., ADR (Telecommunications)                127,874                5,125,190
    Union Electrica Fenosa S.A. (Utilities - Electric)                 140,000                2,264,973
                                                                                           ------------
                                                                                           $ 12,349,370
-------------------------------------------------------------------------------------------------------
  United Kingdom - 4.1%
    Lattice Group (Gas)                                                877,700             $  1,990,151
    National Grid Group (Telecommunications)                           591,800                3,681,578
    Vodafone Group PLC (Telecommunications)                          2,458,146                6,422,320
                                                                                           ------------
                                                                                           $ 12,094,049
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 45,225,240
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $232,544,470)                                               $212,744,320
-------------------------------------------------------------------------------------------------------

Bonds - 12.2%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 12.0%
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.125s, 2011                             $      61             $     63,680
    Northrop Grumman Corp., 7.75s, 2031                                    114                  122,669
                                                                                           ------------
                                                                                           $    186,349
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    GS Escrow Corp., 7s, 2003                                        $     251             $    254,122
    Midamerican Funding LLC, 6.927s, 2029                                  110                  104,930
    Midland Funding Corp., 10.33s, 2002                                     44                   44,577
                                                                                           ------------
                                                                                           $    403,629
-------------------------------------------------------------------------------------------------------
  Building
    American Standard, Inc., 7.375s, 2008                            $     100             $    100,000
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                                         $     427             $    447,270
-------------------------------------------------------------------------------------------------------
  Energy - 0.3%
    NRG South Central Generating LLC, 8.962s, 2016                   $       6             $      6,538
    PSE&G Power LLC, 7.75s, 2011                                           217                  227,409
    PSE&G Transition Funding LLC, 5.74s, 2007                              435                  452,090
    PSE&G Transition Funding LLC, 5.98s, 2008                              170                  176,638
                                                                                           ------------
                                                                                           $    862,675
-------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 6.65s, 2011                                  $     430             $    430,232
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Countrywide Home Loan, Inc., 6.85s, 2004                         $     453             $    476,225
    Ford Motor Credit Co., 7.25s, 2011                                     669                  651,553
    Salton Sea Funding Corp., 7.84s, 2010                                  100                   90,558
                                                                                           ------------
                                                                                           $  1,218,336
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Sprint Capital Corp., 6.9s, 2019                                 $     596             $    557,450
    Sprint Capital Corp., 7.625s, 2011                                     397                  416,988
                                                                                           ------------
                                                                                           $    974,438
-------------------------------------------------------------------------------------------------------
  Housing - 0.2%
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                 $     440             $    441,888
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.1%
    Comcast Cable Commerce, Inc., 6.875s, 2009                       $     387             $    391,197
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    HCA Healthcare Co., 7.125s, 2006                                 $     222             $    225,330
    HCA Healthcare Co., 7.875s, 2011                                       286                  294,580
    Tenet Healthcare Corp., 6.875s, 2031##                                 282                  259,515
                                                                                           ------------
                                                                                           $    779,425
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Kinder Morgan Energy Partners LP, 6.75s, 2011                    $     504             $    505,951
-------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    USA Waste Services, Inc., 7s, 2028                               $     361             $    337,394
    WMX Technologies, Inc., 6.375s, 2003                                   364                  377,177
                                                                                           ------------
                                                                                           $    714,571
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Bellsouth Corp., 6s, 2011                                        $     478             $    475,835
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                    30                   30,021
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                     79                   75,767
    TXU Eastern Funding Co., 6.75s, 2009                                   150                  148,398
                                                                                           ------------
                                                                                           $    730,021
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless
    AT&T Wireless Services, Inc., 7.35s, 2006                        $     109             $    115,015
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.1%
    Citizens Communications Co., 8.5s, 2006                          $     289             $    306,878
    EchoStar DBS Corp., 9.125s, 2009                                        73                   73,182
                                                                                           ------------
                                                                                           $    380,060
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 2.6%
    Federal National Mortgage Assn., 5.75s, 2008                     $   4,692             $  4,826,144
    Federal National Mortgage Assn., 6s, 2016                              791                  794,403
    Federal National Mortgage Assn., 6.5s, 2031                          1,232                1,233,109
    Government National Mortgage Assn., 7s, 2028                           143                  146,023
    Government National Mortgage Assn., 7.5s, 2025                         399                  412,790
    Government National Mortgage Assn., 8s, 2025 - 2030                    247                  258,809
                                                                                           ------------
                                                                                           $  7,671,278
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.8%
    U.S. Treasury Bonds, 5.375s, 2031                                $     329             $    324,219
    U.S. Treasury Bonds, 7.125s, 2023                                    6,292                1,794,227
    U.S. Treasury Notes, 3.375s, 2007                                      292                  292,374
    U.S. Treasury Notes, 4.625s, 2006                                    4,027                4,081,727
    U.S. Treasury Notes, 5s, 2011                                        7,637                7,613,096
                                                                                           ------------
                                                                                           $ 14,105,643
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011##                    $     411             $    404,527
    DTE Energy Co., 6.45s, 2006                                            888                  910,697
    FirstEnergy Corp., 5.5s, 2006                                          252                  247,875
    National Rural Utilities Cooperative Finance, 5.75s, 2008              313                  305,651
    Niagara Mohawk Power Corp., 7.25s, 2002                                151                  155,624
    Niagara Mohawk Power Corp., 7.75s, 2006                                252                  272,493
    Niagara Mohawk Power Corp., 8.77s, 2018                                165                  173,376
    Progress Energy, Inc., 6.75s, 2006                                     613                  637,091
    Progress Energy, Inc., 7.1s, 2011                                      207                  214,853
                                                                                           ------------
                                                                                           $  3,322,187
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Dynegy Holdings, Inc., 6.875s, 2011                              $     279             $    234,684
    NiSource Finance Corp., 7.625s, 2005                                 1,094                1,134,084
                                                                                           ------------
                                                                                           $  1,368,768
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $ 35,148,933
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.2%
  Mexico - 0.1%
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                           $      90             $     94,050
    United Mexican States, 8.375s, 2011                                    219                  226,665
                                                                                           ------------
                                                                                           $    320,715
-------------------------------------------------------------------------------------------------------
  Netherlands
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                           $     329             $     59,220
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    British Sky Broadcasting Group, 7.3s, 2006
      (Broadcasting & Advertising)                                   $     278             $    284,010
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $    663,945
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $35,980,856)                                                 $ 35,812,878
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 4.7%
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 4.7%
  Energy - 0.1%
    NRG Energy, Inc., 6.5%                                              20,500             $    360,595
-------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.8%
    PPL Capital Funding Trust I, 7.75%                                 122,700             $  2,411,055
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.8%
    Equity Security Trust I, 6.5%                                       41,700             $  1,855,650
    Equity Security Trust II, 6.25%                                     25,200                  592,704
                                                                                           ------------
                                                                                           $  2,448,354
-------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    El Paso CGP Co., 6.625%                                             63,400             $  1,997,100
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Cox Communications, Inc., 7.75%                                     28,200             $  1,637,010
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    AES Trust III, 6.75%                                                31,900             $  1,103,740
    AES Trust VII, 6.00%##                                              22,400                  663,600
    Cinergy Corp., 9.5%                                                 47,900                2,644,080
    TXU Corp., 8.75%                                                    11,250                  582,075
                                                                                           ------------
                                                                                           $  4,993,495
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $19,415,719)                          $ 13,847,609
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 4.0%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 4.0%
  Advertising & Broadcasting - 0.4%
    Liberty Media Corp., 3.25s, 2031                                 $   1,320             $  1,291,950
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    ADT Operations, Inc., 0s, 2010 *                                 $   1,170             $  3,790,800
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.9%
    Charter Communications, Inc., 4.75s, 2006                        $   2,760             $  2,552,724
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.4%
    Adelphia Communications Corp., 3.25s, 2021                       $   1,774             $  1,785,087
    EchoStar Communications Corp., 4.875s, 2007                          2,560                2,277,376
                                                                                           ------------
                                                                                           $  4,062,463
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $11,169,596)                                     $ 11,697,937
-------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
Foreign Warrants
      Vivendi Environnment (Utilities - Water)                          92,900             $     38,029
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.7%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                       $     605             $    604,970
    Edison Asset Securitization LLC, due 1/02/02                         3,573                3,572,818
    General Electric Capital Corp., due 1/02/02                            914                  913,954
    General Motors Acceptance Corp., due 1/18/02                         1,800                1,797,748
    New Center Asset Trust, due 1/02/02                                 10,003               10,002,500
    Salomon Smith Barney Holdings, Inc., due 1/15/02                     2,800                2,798,029
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 19,690,019
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.6%
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be received $1,603,159 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $   1,603             $  1,603,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $320,403,660)                                          $295,433,792

Other Assets, Less Liabilities - (0.8)%                                                      (2,474,141)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $292,959,651
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $320,403,660)            $295,433,792
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        19,043,080
  Receivable for investments sold                                     2,306,297
  Receivable for series shares sold                                     866,190
  Interest and dividends receivable                                     849,569
  Other assets                                                              694
                                                                   ------------
      Total assets                                                 $318,499,622
                                                                   ------------
Liabilities:
  Payable to custodian                                             $     67,703
  Payable for investments purchased                                   6,016,609
  Payable for series shares reacquired                                  305,024
  Collateral for securities loaned, at value                         19,043,080
  Payable to affiliates -
    Management fee                                                       17,963
    Shareholder servicing agent fee                                         838
    Distribution fee (Service Class)                                        524
  Accrued expenses and other liabilities                                 88,230
                                                                   ------------
      Total liabilities                                            $ 25,539,971
                                                                   ------------
Net assets                                                         $292,959,651
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $376,827,164
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (24,969,203)
  Accumulated distributions in excess of net realized gain
    on investments and foreign currency transactions                (65,107,550)
  Accumulated undistributed net investment income                     6,209,240
                                                                   ------------
      Total                                                        $292,959,651
                                                                   ============
Shares of beneficial interest outstanding                           18,386,262
                                                                    ==========

Initial Class shares:
  Net asset value per share
    (net assets of $260,749,090 / 16,359,997 shares of
      beneficial interest outstanding)                                $15.94
                                                                      ======

Service Class shares:
  Net asset value per share
    (net assets of $32,210,561 / 2,026,265 shares of
      beneficial interest outstanding)                                $15.90
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  5,208,552
    Interest                                                          3,931,173
    Foreign taxes withheld                                              (55,764)
                                                                   ------------
      Total investment income                                      $  9,083,961
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,313,821
    Trustees' compensation                                               10,500
    Shareholder servicing agent fee                                     107,978
    Distribution fee (Service Class)                                     32,223
    Administrative fee                                                   35,530
    Custodian fee                                                       144,081
    Printing                                                            116,643
    Postage                                                                  18
    Auditing fees                                                        35,243
    Legal fees                                                            8,154
    Miscellaneous                                                        91,957
                                                                   ------------
      Total expenses                                               $  2,896,148
    Fees paid indirectly                                                (15,692)
                                                                   ------------
      Net expenses                                                 $  2,880,456
                                                                   ------------
        Net investment income                                      $  6,203,505
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(64,449,741)
    Foreign currency transactions                                       (16,668)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(64,466,409)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(28,466,397)
    Translation of assets and liabilities in foreign currencies            (147)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(28,466,544)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(92,932,953)
                                                                   ------------
          Decrease in net assets from operations                   $(86,729,448)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2001                     2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  6,203,505             $  9,756,436
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (64,466,409)              25,608,724
  Net unrealized loss on investments and foreign currency
    translation                                                   (28,466,544)             (21,338,112)
                                                                 ------------             ------------
    Increase (decrease) in net assets from operations            $(86,729,448)            $ 14,027,048
                                                                 ------------             ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                     $ (9,497,628)            $ (2,243,233)
  From net investment income (Service Class)                         (305,815)                    --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (24,414,528)             (16,911,026)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                            (789,756)                    --
  In excess of net realized gain on investments and foreign
    currency transactions (Initial Class)                            (492,799)                    --
  In excess of net realized gain on investments and foreign
    currency transactions (Service Class)                             (15,941)                    --
                                                                 ------------             ------------
    Total distributions declared to shareholders                 $(35,516,467)            $(19,154,259)
                                                                 ------------             ------------
Net increase in net assets from series share transactions        $102,692,422             $134,671,629
                                                                 ------------             ------------
    Total increase (decrease) in net assets                      $(19,553,493)            $129,544,418
Net assets:
  At beginning of period                                          312,513,144              182,968,726
                                                                 ------------             ------------
  At end of period (including accumulated undistributed net
    investment income of $6,209,240 and $9,744,547,
    respectively)                                                $292,959,651             $312,513,144
                                                                 ============             ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------
INITIAL CLASS SHARES                               2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period            $23.57             $24.16           $19.82           $17.99           $13.66
                                                 ------             ------           ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                       $ 0.39             $ 0.94           $ 0.38           $ 0.46           $ 0.44
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (5.53)              0.66             5.40             2.68             3.89
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(5.14)            $ 1.60           $ 5.78           $ 3.14           $ 4.33
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.69)            $(0.26)          $(0.24)          $(0.24)          $ --
  From net realized gain on investments
    and foreign currency transactions             (1.76)             (1.93)           (1.20)           (1.07)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.04)              --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(2.49)            $(2.19)          $(1.44)          $(1.31)          $ --
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $15.94             $23.57           $24.16           $19.82           $17.99
                                                 ======             ======           ======           ======           ======
Total return                                     (24.20)%             7.07%           30.81%           18.06%           31.70%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.93%              0.90%            1.01%            1.01%            1.00%
  Net investment income(S)(S)                      2.03%              3.95%            1.88%            2.48%            2.92%
Portfolio turnover                                  102%               111%             134%             133%              69%
Net assets at end of period (000 Omitted)      $260,749           $308,386         $182,969          $81,726          $30,147

  (S)  Prior to March 15, 2000, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
         Net investment income                     --                 --             $ 0.40           $ 0.47           $ 0.41
         Ratios (to average net assets):
           Expenses##                              --                 --               0.94%            0.98%            1.20%
           Net investment income                   --                 --               1.95%            2.51%            2.71%
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED          PERIOD ENDED
SERVICE CLASS SHARES                                          DECEMBER 31, 2001    DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $23.57                $23.19
                                                                         ------                ------
Income from investment operations#(S)(S) -
  Net investment income                                                  $ 0.30                $ 0.29
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (5.49)                 0.09
                                                                         ------                ------
      Total from investment operations                                   $(5.19)               $ 0.38
                                                                         ------                ------
Less distributions declared to shareholders -
    From net investment income                                           $(0.68)               $ --
    From net realized gain on investments and foreign currency
      transactions                                                        (1.76)                 --
    In excess of net realized gain on investments and foreign
      currency transactions                                               (0.04)                 --
                                                                         ------                ------
      Total distributions declared to shareholders                       $(2.48)               $ --
                                                                         ------                ------
Net asset value - end of period                                          $15.90                $23.57
                                                                         ======                ======
Total return                                                             (24.44)%                1.64%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.13%                 1.11%+
  Net investment income(S)(S)                                              1.73%                 1.85%+
Portfolio turnover                                                          102%                  111%
Net assets at end of period (000 Omitted)                             $  32,211              $  4,127

     * For the period from the inception of the Service Class shares, May 1, 2000, through
       December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%.
       Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 87 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $18,246,361. These loans were collateralized by cash of $19,043,080 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                    SHARES             AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    19,043,080           $19,043,080

Investment Transactions and Income - Investment transactions are recorded on the trade date. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for investment companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the guide did not have a significant effect on financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $15,354 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $338 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                          DECEMBER 31, 2001   DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                             $27,513,089         $18,007,277
    Long-term capital gain                        8,003,378           1,146,982
                                                -----------         -----------
    Total Distributions Paid                    $35,516,467         $19,154,259
                                                ===========         ===========

During the year ended December 31, 2001, accumulated undistributed net investment income increased by $64,631, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $64,631 due to differences between book and tax accounting for amortization on debt securities, currency transactions and mortgage backed securities. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income       $  6,292,230
                Capital loss carryforward            (61,779,509)
                Unrealized loss                      (28,377,308)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $61,779,509 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                      $ 62,804,635       $ 66,245,670
                                                ------------       ------------
Investments (non-U.S. government securities)    $303,892,690       $225,930,526
                                                ============       ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $323,613,844
                                                                 ------------
Gross unrealized depreciation                                    $(36,917,338)
Gross unrealized appreciation                                       8,737,286
                                                                 ------------
    Net unrealized depreciation                                  $(28,180,052)
                                                                 ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                       YEAR ENDED DECEMBER 31, 2001        YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            6,412,160       $126,176,066        7,081,897       $169,712,922
Shares issued to shareholders in
  reinvestment of distributions        1,664,487         34,404,943          853,957         19,154,248
Shares reacquired                     (4,801,714)       (91,799,915)      (2,424,285)       (58,306,604)
                                     -----------       ------------      -----------       ------------
    Net increase                       3,274,933       $ 68,781,094        5,511,569       $130,560,566
                                     ===========       ============      ===========       ============

Service Class shares
                                       YEAR ENDED DECEMBER 31, 2001      PERIOD ENDED DECEMBER 31, 2000*
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,922,151      $  34,980,289          176,388       $  4,140,144
Shares issued to shareholders in
  reinvestment of distributions           53,825          1,111,489         --                --
Shares reacquired                       (124,818)        (2,180,450)          (1,281)           (29,081)
                                     -----------       ------------      -----------       ------------
    Net increase                       1,851,158       $ 33,911,328          175,107       $  4,111,063
                                     ===========       ============      ===========       ============

* From the period from inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001 was $2,447. The series had no borrowings during the year.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in a $67,770 reduction in cost of securities and a corresponding $67,770 decrease in net unrealized depreciation, based on securities held by the series on December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $80,510, increase net unrealized depreciation by $39,159, and increase net realized gains by $49,351. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $8,003,378 as a capital gain dividend for the year ended December 31, 2001.

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 12.48%.

(C)2002 MFS Investment Management
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           VUF-2 2/02 92M